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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in the Registration Statements Nos. 333-30569, 333-30571, 333-13987, 333-07007, 333-07009 and 333-07011 on
Form S-8 of our report dated March 3, 1998, appearing in this Annual Report on Form 10-K of Teleport Communications Group Inc.

Deloitte & Touche LLP
New York, New York
March 6, 1998